EXHIBIT 10(B)     EMPLOYMENT AGREEMENTS: WILLIAM E. GALLAGHER AND ROBERT SINATRA

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                              EMPLOYMENT AGREEMENT

                  THIS AGREEMENT dated as of October 1, 1999 is between Reink Corp or its designate (the "Company") and William Gallagher (the "Executive").

RECITALS

   a. The Company wishes to employ the Executive on the terms and conditions set out below.

   b.    The Executive wishes to be so employed by the Company.

                  For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

ARTICLE I :           INTERPRETATION

I.1 INTERPRETATION. In this Agreement, certain capitalized terms shall have the meanings set out in Schedule "A" hereto.

I.2 CURRENCY. All references to currency herein are to lawful money of the United States ("US") unless otherwise noted.

ARTICLE II :          TERM

II.1 EMPLOYMENT. The Company shall employ the Executive and the Executive shall perform services on behalf of the Company as its employee as provided herein during the Term (as hereinafter defined).

II.2 TERM. The initial term of employment shall be for three (3) years from the date herein. Thereafter the employment shall continue until terminated based on the terms and conditions hereinafter set forth (the "Term").

ARTICLE III :         POSITION

III.1 CAPACITY AND SERVICES. The Company shall employ the Executive as "Chief Operating Officer" of the Company. As such, the Executive shall perform such duties and have such authority as may from time to time be assigned, delegated or limited by the board of directors of the Company and it's affiliates (the "Board"). The Executive shall perform these duties in accordance with the charter documents and by-laws of the Company and it's affiliates, the instructions of the Board, and Company policy.

III.2 FULL TIME AND ATTENTION. The Executive shall devote one hundred percent of the Executive's business time to the Executive's duties hereunder, provided, however, that the Executive may serve as a member of the board of directors of another company if the Board, or an appropriate committee thereof, determines in its sole discretion that such membership is not adverse to the interests of the Company.

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ARTICLE IV :          COMPENSATION AND BENEFITS

IV.1 COMPENSATION. The base salary rate ("Base Salary") of the Executive shall BE $135,000.00 per year payable semi-monthly on the 15th and last business day of each month. The Company may withhold from any amounts payable under this Agreement such federal, state or city taxes and other statutory remittances as shall be required by law to be so withheld.

IV.2 BENEFITS. The Company shall procure and maintain medical, dental, life (3 times base salary), short and long term disability insurance for the Executive and his family (based on a senior executive level) during the Term and in accordance with the employee benefit plans and policies maintained by the Company and in force from time to time.

IV.3 BONUS. The Executive will be entitled to receive a bonus up to 50% of the base salary based 60%on the achievement of specific objectives related to manufacturing performance and 40% based on overall profitability of the Company. The specific objectives will be established by the CEO relating directly to the Executive's position described in Section 3.1. Proposed bonuses will be determined by the Compensation Committee (the "Compensation Committee") of the Board (with the assistance of any Executive that the Compensation Committee determines is necessary) and approved by the Board. Additional bonuses may be awarded at the sole discretion of the Compensation Committee and subject to approval by the Board. In addition the Company agrees to guarantee $15,000 of the above noted bonus to be paid out under the normal conditions under IV.1 above.

IV.4 AUTOMOBILE. The Company shall provide the Executive with the amount of $750.00 per month to be used for the lease of an automobile by the Executive and expenses related thereto. The Company shall not be responsible for any other expenses associated with the Executive's automobile.

IV.5 VACATION. The Executive is entitled to take four (4) weeks vacation per calendar year in accordance with the Company's policies and practices in effect at the relevant time for senior executives and subject to the needs of the Company. Notwithstanding the foregoing, any vacation of greater than 10 consecutive Business Days in length shall require the prior approval of the CEO. Up to 10 Business Days of vacation not taken during the current year may be carried forward to the following year.

IV.6 EXPENSES INCIDENTAL TO EMPLOYMENT. The Company shall reimburse the Executive in accordance with its normal policies and practices for the
Executive's travel and other expenses or disbursements reasonably and necessarily incurred or made in connection with the Company's business.

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ARTICLE V :           CONFIDENTIALITY AND NON-COMPETITION

V.1 NON-COMPETITION. The Executive acknowledges that the Executive's services are unique and extraordinary. The Executive also acknowledges that the Executive's position will give the Executive access to confidential information of substantial importance to the Company and its business. During the Non-Competition Period, the Executive shall not, either individually or in partnership or jointly or in conjunction with any other person, entity or organization, as principal, agent, consultant, lender, contractor, employer, employee, investor, shareholder or in any other manner, directly or indirectly, advise, manage, carry on, establish, control, engage in, invest in, offer financial assistance or services to, or permit the Executive's name or any part thereof to be used by, any business in United States and, upon notice to the Executive, in any other jurisdiction in Canada in which the Company is conducting business, that competes with the business of the Company, its parent, affiliated or subsidiary companies, or any business in which the Company, its parent, affiliated or subsidiary companies is engaged (the "Business"). For purposes of this Agreement, "Non-Competition Period" means a period beginning on the date hereof and ending at the later of:


   (a)   Twelve (12) months after the end of the Peroid of Active Employment; or

   (b) such other peroid for which the executive shall receive compensation pursuant to the terms thereof.

V.2 OTHER EXECUTIVES, CUSTOMERS. The Executive agrees that during the Non-Competition Period, neither the Executive nor any entity with whom the Executive is at the time associated, related or affiliated shall, directly or indirectly, hire or offer to hire or entice away or in any other manner persuade or attempt to persuade any officer, employee, agent, supplier or customer of the Business to discontinue or alter any one of their or its relationship with the Company for a period of one year after the end of the Period of Active Employment.

V.3 CONFIDENTIALITY. Except in the normal and proper course of the Executive's duties hereunder, the Executive will not use for the Executive's own account or disclose to anyone else, during or for a period of five years after the Period of Active Employment, any confidential or proprietary information or material relating to the Company's operations or business which the Executive obtains from the Company or its officers or employees, agents, suppliers or customers or otherwise by virtue of the Executive's employment by the Company or by the Company's predecessor. Confidential or proprietary information or material includes, without limitation, the following types of information or material, both existing and contemplated, regarding the Company or its parent, affiliated or subsidiary companies: corporate information, including contractual licensing arrangements, plans, strategies, tactics, policies, resolutions, patent, trade-mark and trade name applications, and any litigation or negotiations; information concerning suppliers; marketing information, including sales, investment and product plans, customer lists, strategies, methods, customers, prospects and market research data; financial information, including cost and performance data, debt arrangements, equity structure, investors and holdings; operational and scientific information, including trade secrets; technical information, including technical drawings and designs; and personnel information, including personnel lists, resumes, personnel data, organizational structure and performance evaluations (the "Confidential Information").

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V.4 RETURN OF  DOCUMENTS.  The Executive  agrees that all documents  (including, without limitation, contact and customer lists, address books, software and information in machine- readable form) of any nature pertaining to activities of the Company and to it's parent and their respective affiliated, related, associated or subsidiary companies, including Confidential Information, in the Executive's possession now or at any time during the Period of Active Employment, are and shall be the property of the Company and its parent, and their respective affiliated, related, associated or subsidiary companies, and that all such documents and all copies of them shall be surrendered to the Company whenever requested by the Company.

V.5 BLUE PENCIL. If any court determines that any provision contained in this Agreement including, without limitation, a restrictive covenant or any part thereof is unenforceable because of the duration or geographical scope of the provision or for any other reason, the duration or scope of the provision, as the case may be, shall be reduced so that the provision becomes enforceable and, in its reduced form, the provision shall then be enforceable and shall be enforced.

V.6 ACKNOWLEDGEMENT. The Executive acknowledges that, in connection with the Executive's employment by the Company, the Executive will receive or will become eligible to receive substantial benefits and compensation. The Executive acknowledges that the Executive's employment by the Company and all compensation and benefits and potential compensation and benefits to the Executive from such employment shall be conferred by the Company upon the Executive only because and on condition of the Executive's willingness to commit the Executive's best efforts and loyalty to the Company, including protecting the Company's right to have its Confidential Information protected from non-disclosure by the Executive and abiding by the confidentiality, non-competition and other provisions herein. The Executive understands the Executive's duties and obligations as set forth in
Section 4.1 and agrees that such duties and obligations would not unduly restrict or curtail the Executive's legitimate efforts to earn a livelihood following any termination of the Executive's employment with the Company. The Executive agrees that the restrictions contained in Section 4 are reasonable and valid and all defences to the strict enforcement thereof by the Company are waived by the Executive. The Executive further acknowledges that irreparable damage would result to the Company if the provisions of Sections 5.1 through 5.4 are not specifically enforced, and agrees that the Company shall be entitled to any appropriate legal, equitable, or other remedy, including injunctive relief, in respect of any failure or continuing failure to comply with provisions of Sections 5.1 through 5.4.

V.7 PASSIVE INVESTMENT. Notwithstanding anything in this Section 5, nothing in this Agreement shall be deemed to prevent or prohibit the Executive from owning shares in a public company as a passive investment, so long as the Executive does not own more than 5% of the shares thereof.

ARTICLE VI :          TERMINATION AND RESIGNATION

VI.1 TERMINATION FOR CAUSE. The Company may immediately terminate this Agreement at any time for cause by written notice to the Executive. Without limiting the foregoing, any one or more of the following events shall constitute cause:





     (a) theft, dishonesty, or other similar behavior by the Executive as determined by a competent court, within the employees jurisdiction;

     (b)  continuing or repeated  neglect of duty or misconduct of the Executive
          in   discharging   any  of  the   Executive's   material   duties  and
          responsibilities hereunder;

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     (c)  conduct  of  the  Executive   which  is  materially   detrimental   or
          embarrassing to the Company as determined by the Company acting reasonably, including but not limited to the Executive being convicted of an offense punishable by imprisonment under any applicable Criminal Code;

    (d) the Executive's acceptance of a gift of any kind, other than gifts of nominal or inconsequential value, from any source directly or indirectly related to the Executive's employment with the Company, unless prior approval by the Board has been obtained;

    (e) any default of the Executive's obligations unde this Agreement that is not cured within ten (10) days of written notification thereof to the Executive by the Company; or,

    (f) failure of or refusal by the Executive to compl with the policies, rules and regulations of the Company (except to the extent that such policies, rules and regulations expressly conflict with the provisions of this Agreement) that is not cured by the Executive within ten (10) days of written notification thereof to the Executive by the Company.

If the Company terminates this Agreement for cause under this Section 6.1, the Company shall not be obligated to make any further payments under this Agreement, except for the payment of any Base Salary and benefits due and owing pursuant to Section 4.1 at the time of termination and reasonable expenses due and owing pursuant to Section 4.6 at the time of the termination.

VI.2 RESIGNATION BY EXECUTIVE. The Executive shall give the Company not less than 4 weeks notice of the resignation of the Executive's employment hereunder. If the Executive resigns the Executive's employment and terminates this Agreement for any reason, the Company shall have no further obligations or responsibilities hereunder to the Executive, and nothing herein contained shall be construed to limit or restrict in any way the Company's ability to pursue any remedies it may have at law or equity pursuant to the provisions of this Agreement.

VI.3 TERMINATION WITHOUT CAUSE. The Company may terminate this Agreement at any time without cause or upon the Disability of the Executive by providing the Executive with a payment of an amount equal to the greater of :

      o the balance remaining in the three (3) year contractual period, payable monthly under the terms in IV.1 or

      o six (6) monthly payments of the Executive's Base Salary, payable monthly under the terms in IV.1.

The  payments   provided  for in this  Section  6.3  shall be  inclusive  of the
Executive's entitlement to notice and severance pay under any applicable EMPLOYMENT STANDARDS ACT.

VI.4 BENEFITS ON TERMINATION: Where this Agreement is terminated in accordance with Section 6.3, the Benefits provided to the Executive pursuant to Section 4.2 shall continue for the amount of months of Base Salary the Executive is entitled to following the termination of this Agreement pursuant to this Section 6 or until the Executive commences alternative employment, whichever should first occur.

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VI.5 RESULTS OF TERMINATION.  Upon termination or resignation of the Executive's employment pursuant to this Section 6, this Agreement and the employment of the Executive shall be wholly terminated with the exception of the clauses specifically contemplated to continue in full force and effect beyond the termination of this Agreement, including those set out in Article V.

ARTICLE VII :         REPRESENTATIONS AND WARRANTIES

VII.1 REPRESENTATIONS AND WARRANTIES. The Executive represents and warrants to the Company that the execution and performance of this Agreement will not result in or constitute a default, breach, or violation, or an event that, with notice or lapse of time or both, would be a default, breach, or violation, of any understanding, agreement or commitment, written or oral, express or implied, to which the Executive is currently a party or by which the Executive or the Executive's property is currently bound. The Company and the Executive shall defend, indemnify and hold each other harmless from any liability, expense or claim (including solicitor's fees incurred in respect thereof) by any person in any way arising out of, relating to, or in connection with any incorrectness of breach of the representations and warranties in this Section 7.1 except in respect of any non-solicitation obligations by which the Executive is bound. The Company and Executive acknowledge that a breach of this Article by the Executive will allow the Company to terminate the Executive's employment for cause.

ARTICLE VIII :                      MISCELLANEOUS COVENANTS

VIII.1 RIGHTS AND WAIVERS. All rights and remedies of the parties are separate and cumulative, and none of them, whether exercised or not, shall be deemed to be to the exclusion of any other rights or remedies or shall be deemed to limit or prejudice any other legal or equitable rights or remedies which either of the parties may have.

VIII.2 WAIVER. Any purported waiver of any default, breach or non-compliance under this Agreement is not effective unless in writing and signed by the party to be bound by the waiver. No waiver shall be inferred from or implied by any failure to act or delay in acting by a party in respect of any default, breach or non-observance or by anything done or omitted to be done by the other party. The waiver by a party of any default, breach or non-compliance under this Agreement shall not operate as a waiver of that party's rights under this Agreement in respect of any continuing or subsequent default, breach or non-observance (whether of the same or any other nature).

VIII.3 SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the prohibition or unenforceability and shall be severed


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from  the  balance  of this  Agreement,  all  without  affecting  the  remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

VIII.4                     NOTICES.

     (1) Any notice, certificate, consent, determination or other communication required or permitted to be given or made under this Agreement shall be in writing and shall be effectively given and made if (i) delivered personally, (ii) sent by prepaid same day courier service, or (iii) sent prepaid by fax or other similar means of electronic communication, in each case to the applicable address set out below:

            (a)   if to the Company, to:

Reink Corp.

21031 Powerline Rd., Suite311, Boca Raton, Florida  33433

ATTENTION:  PRESIDENT AND CHIEF EXECUTIVE OFFICER

Fax:     561-883-3053



            (b)   if to the Executive, to:

Need Address

ATTENTION:  WILLIAM GALLAGHER - PERSONAL & CONFIDENTIAL

Fax:

     (2) Any such communication so given or made shall b deemed to have been given or made and to have been received on the day of delivery if delivered personally or by courier service, or on the day of faxing or sending by other means of recorded electronic communication, provided that the day in either event is a Business Day and the communication is so delivered, faxed or sent prior to 4:30 p.m. on that day. Otherwise, the communication shall be deemed to have been given and made and to have been received on the next following Business Day. Any such communication given or made in any other manner shall be deemed to have been given or made and to have been received only upon actual receipt.

     (3)  Any party may from time to time change its address  under this Section
          8.4 by notice to the other party given in the manner provided by this Section.

VIII.5 TIME OF ESSENCE. Time shall be of the essence of this Agreement in all respects.

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VIII.6 SUCCESSORS AND ASSIGNS. This Agreement shall enure to the benefit of, and
be  binding  on,  the  parties  and  their  respective  heirs,   administrators,
executors, successors and permitted assigns. The Company shall have the right to assign this Agreement to any successor (whether direct or indirect, by purchase, amalgamation, arrangement, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company provided only that the Company must first require the successor to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. The Executive by the Executive's signature hereto expressly consents to such assignment. The Executive shall not assign or transfer, whether absolutely, by way of security or otherwise, all or any part of the Executive's rights or obligations under this Agreement without the prior consent of the Company, which may be arbitrarily withheld.

VIII.7 AMENDMENT. No amendment of this Agreement will be effective unless made in writing and signed by the parties.

VIII.8 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter of this Agreement and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written. There are no conditions, warranties, representations or other agreements between the parties in connection with the subject matter of this Agreement (whether oral or written, express or implied, statutory or otherwise) except as specifically set out in this Agreement.

VIII.9 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey and the laws of the United States applicable in that State and shall be treated, in all respects, as a New Jersey contract.

VIII.10 HEADINGS. The division of this Agreement into Sections and the insertion of headings are for convenience or reference only and shall not affect the construction or interpretation of this Agreement.

ARTICLE IX :          SATISFACTION OF ALL CLAIMS

IX.1 FULL SATISFACTION. The terms set out in this Agreement, provided that such terms are satisfied by the Company and the Executive, are in lieu of (and not in addition to) and in full satisfaction of any and all other claims or entitlements which the Company and the Executive have or may have upon the termination of the Executive's employment pursuant to Section 6 and the compliance by the Company and the Executive with these terms will affect a full and complete release of the Company, their parent and their respective affiliates, associates, subsidiaries and related companies and the Executive, from any and all claims which both parties may have for whatever reason or cause in connection with the Executive's employment and the termination of it, other than those obligations specifically set out in this Agreement. In agreeing to the terms set out in this Agreement, the Executive agrees to execute a formal release document to that effect and will deliver upon request appropriate resignations from all offices and positions with the Company and its parent and their respective affiliated, associated subsidiary or affiliated companies if, as and when requested by the Company upon termination of the Executive's employment within the circumstances contemplated by this Agreement.

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ARTICLE X :           EXECUTIVE ACKNOWLEDGEMENT

X.1               ACKNOWLEDGEMENT.

                        The Executive acknowledges that:

     (a) the Executive has had sufficient time to review this Agreement thoroughly;

     (b) the Executive has read and understands the term of this Agreement and the obligations hereunder;

     (c)  the  Executive  has been given an  opportunity  to obtain  independent
          legal  advice  concerning  the   interpretation  and  effect  of  this
          Agreement; and,

     (d) the Executive has received a fully executed counterpart copy of this Agreement.

     IN WITNESS WHEREOF the parties have executed counterpart copies of this Agreement.



------------------------------------------   -----------------------------------
WITNESS                                      LL

                                             LL

                                             Per:
                                             -----------------------------------
                                                 NAME:
                                                 TITLE:







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                                  SCHEDULE "A"

                                   DEFINITIONS

"Agreement" means this agreement and all amendments made hereto by written agreement between the Company and the Executive.

"Business Day" means a day other than Saturday, Sunday or statutory holiday in the United States.

"Disability" means a physical or mental incapacity of the Executive that has prevented the Executive from performing the duties customarily assigned to the Executive for one hundred and eight (180) days, whether or not consecutive, out of any twelve (12) consecutive months and that in the opinion of the Board is likely to continue.

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                              EMPLOYMENT AGREEMENT

                  THIS AGREEMENT dated as of October 1, 1999 is between Reink Corp or its designate (the "Company") and Robert Sinatra (the "Executive").

RECITALS

      A. The Company wishes to employ the Executive on the terms and conditions set out below.

      B.  The Executive wishes to be so employed by the Company.

                  For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

ARTICLE I :           INTERPRETATION

I.1 INTERPRETATION. In this Agreement, certain capitalized terms shall have the meanings set out in Schedule "A" hereto.

I.2 CURRENCY. All references to currency herein are to lawful money of the United States ("US") unless otherwise noted.

ARTICLE II :          TERM

II.1 EMPLOYMENT. The Company shall employ the Executive and the Executive shall perform services on behalf of the Company as its employee as provided herein during the Term (as hereinafter defined).

II.2 TERM. The initial term of employment shall be for three (3) years from the date herein. Thereafter the employment shall continue until terminated based on the terms and conditions hereinafter set forth (the "Term").

ARTICLE III :         POSITION

III.1 CAPACITY AND SERVICES. The Company shall employ the Executive as "Vice President, Finance" of the Company. As such, the Executive shall perform such duties and have such authority as may from time to time be assigned, delegated or limited by the board of directors of the Company and it's affiliates (the "Board"). The Executive shall perform these duties in accordance with the charter documents and by-laws of the Company and it's affiliates, the instructions of the Board, and Company policy.

III.2 FULL TIME AND ATTENTION. The Executive shall devote one hundred percent of the Executive's business time to the Executive's duties hereunder, provided, however, that the Executive may serve as a member of the board of directors of another company if the Board, or an appropriate committee thereof, determines in its sole discretion that such membership is not adverse to the interests of the Company.

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ARTICLE IV :          COMPENSATION AND BENEFITS

IV.1 COMPENSATION. The base salary rate ("Base Salary") of the Executive shall BE $90,000.00 PER YEAR PAYABLE SEMI-MONTHLY ON THE 15TH and last business day of each month. The Company may withhold from any amounts payable under this Agreement such federal, state or city taxes and other statutory remittances as shall be required by law to be so withheld.

IV.2 BENEFITS. The Company shall procure and maintain medical, dental, life (2 times base salary), short and long term disability insurance for the Executive and his family (based on a senior executive level) during the Term and in accordance with the employee benefit plans and policies maintained by the Company and in force from time to time.

IV.3 BONUS. The Executive will be entitled to receive a bonus up to 40% of the base salary based 50%on the achievement of specific objectives related to individual performance and 50% based on overall profitability of the Company. The specific objectives will be established by the CEO relating directly to the Executive's position described in Section 3.1. Proposed bonuses will be determined by the Compensation Committee (the "Compensation Committee") of the Board (with the assistance of any Executive that the Compensation Committee determines is necessary) and approved by the Board. Additional bonuses may be awarded at the sole discretion of the Compensation Committee and subject to approval by the Board.

IV.4 AUTOMOBILE. The Company shall provide the Executive with the amount of $500.00 per month to be used for the lease of an automobile by the Executive and expenses related thereto. The Company shall not be responsible for any other expenses associated with the Executive's automobile.

IV.5 VACATION. The Executive is entitled to take four (4) weeks vacation per calendar year in accordance with the Company's policies and practices in effect at the relevant time FOR SENIOR EXECUTIVES AND SUBJECT TO THE NEEDS OF THE COMPANY. Notwithstanding the foregoing, any vacation of greater than 10 consecutive Business Days in length shall require the prior approval of the CEO. Up to 10 Business Days of vacation not taken during the current year may be carried forward to the following year.

IV.6 EXPENSES INCIDENTAL TO EMPLOYMENT. The Company shall reimburse the Executive in accordance with its normal policies and practices for the
Executive's travel and other expenses or disbursements reasonably and necessarily incurred or made in connection with the Company's business.

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                                      - 3 -


ARTICLE V :           CONFIDENTIALITY AND NON-COMPETITION

V.1 NON-COMPETITION. The Executive acknowledges that the Executive's services are unique and extraordinary. The Executive also acknowledges that the Executive's position will give the Executive access to confidential information of substantial importance to the Company and its business. During the Non-Competition Period, the Executive shall not, either individually or in partnership or jointly or in conjunction with any other person, entity or organization, as principal, agent, consultant, lender, contractor, employer, employee, investor, shareholder or in any other manner, directly or indirectly, advise, manage, carry on, establish, control, engage in, invest in, offer financial assistance or services to, or permit the Executive's name or any part thereof to be used by, any business in United States and, upon notice to the Executive, in any other jurisdiction in Canada in which the Company is conducting business, that competes with the business of the Company, its parent, affiliated or subsidiary companies, or any business in which the Company, its parent, affiliated or subsidiary companies is engaged (the "Business"). For purposes of this Agreement, "Non-Competition Period" means a period beginning on the date hereof and ending at the later of:

      (A) twelve (12) months  after the end of the Period of Active  Employment;
          or

      (B) such other period for which the Executive shall receive compensation pursuant to the terms thereof.

V.2 OTHER EXECUTIVES, CUSTOMERS. The Executive agrees that during the Non-Competition Period, neither the Executive nor any entity with whom the Executive is at the time associated, related or affiliated shall, directly or indirectly, hire or offer to hire or entice away or in any other manner persuade or attempt to persuade any officer, employee, agent, supplier or customer of the Business to discontinue or alter any one of their or its relationship with the Company for a period of one year after the end of the Period of Active Employment.

V.3 CONFIDENTIALITY. Except in the normal and proper course of the Executive's duties hereunder, the Executive will not use for the Executive's own account or disclose to anyone else, during or for a period of five years after the Period of Active Employment, any confidential or proprietary information or material relating to the Company's operations or business which the Executive obtains from the Company or its officers or employees, agents, suppliers or customers or otherwise by virtue of the Executive's employment by the Company or by the Company's predecessor. Confidential or proprietary information or material includes, without limitation, the following types of information or material, both existing and contemplated, regarding the Company or its parent, affiliated or subsidiary companies: corporate information, including contractual licensing arrangements, plans, strategies, tactics, policies, resolutions, patent, trade-mark and trade name applications, and any litigation or negotiations; information concerning suppliers; marketing information, including sales, investment and product plans, customer lists, strategies, methods, customers, prospects and market research data; financial information, including cost and performance data, debt arrangements, equity structure, investors and holdings; operational and scientific information, including trade secrets; technical information, including technical drawings and designs; and personnel information, including personnel lists, resumes, personnel data, organizational structure and performance evaluations (the "Confidential Information").

V.4 RETURN OF DOCUMENTS. The Executive agrees that all documents (including, without limitation, contact and customer lists, address books, software and

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                                      - 4 -

information in machine- readable form) of any nature pertaining to activities of the Company and to it's parent and their respective affiliated, related, associated or subsidiary companies, including Confidential Information, in the Executive's possession now or at any time during the Period of Active Employment, are and shall be the property of the Company and its parent, and their respective affiliated, related, associated or subsidiary companies, and that all such documents and all copies of them shall be surrendered to the Company whenever requested by the Company.

V.5 BLUE PENCIL. If any court determines that any provision contained in this Agreement including, without limitation, a restrictive covenant or any part thereof is unenforceable because of the duration or geographical scope of the provision or for any other reason, the duration or scope of the provision, as the case may be, shall be reduced so that the provision becomes enforceable and, in its reduced form, the provision shall then be enforceable and shall be enforced.

V.6 ACKNOWLEDGEMENT. The Executive acknowledges that, in connection with the Executive's employment by the Company, the Executive will receive or will become eligible to receive substantial benefits and compensation. The Executive acknowledges that the Executive's employment by the Company and all compensation and benefits and potential compensation and benefits to the Executive from such employment shall be conferred by the Company upon the Executive only because and on condition of the Executive's willingness to commit the Executive's best efforts and loyalty to the Company, including protecting the Company's right to have its Confidential Information protected from non-disclosure by the Executive and abiding by the confidentiality, non-competition and other provisions herein. The Executive understands the Executive's duties and obligations as set forth in
Section 4.1 and agrees that such duties and obligations would not unduly restrict or curtail the Executive's legitimate efforts to earn a livelihood following any termination of the Executive's employment with the Company. The Executive agrees that the restrictions contained in Section 4 are reasonable and valid and all defences to the strict enforcement thereof by the Company are waived by the Executive. The Executive further acknowledges that irreparable damage would result to the Company if the provisions of Sections 5.1 through 5.4 are not specifically enforced, and agrees that the Company shall be entitled to any appropriate legal, equitable, or other remedy, including injunctive relief, in respect of any failure or continuing failure to comply with provisions of Sections 5.1 through 5.4.

V.7 PASSIVE INVESTMENT. Notwithstanding anything in this Section 5, nothing in this Agreement shall be deemed to prevent or prohibit the Executive from owning shares in a public company as a passive investment, so long as the Executive does not own more than 5% of the shares thereof.

ARTICLE VI :          TERMINATION AND RESIGNATION

VI.1 TERMINATION FOR CAUSE. The Company may immediately terminate this Agreement at any time for cause by written notice to the Executive. Without limiting the foregoing, any one or more of the following events shall constitute cause:

     (a) theft, dishonesty, or other similar behavior by the Executive as determined by a competent court, within the employees jurisdiction;

     (b)  continuing or repeated  neglect of duty or misconduct of the Executive
          in   discharging   any  of  the   Executive's   material   duties  and
          responsibilities hereunder;

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                                      - 5 -

     (c) conduct of the Executive which is materially detrimental or embarrassing to the Company as determined by the Company acting reasonably, including but not limited to the Executive being convicted of an offense punishable by imprisonment under any applicable Criminal Code;

     (d)

          the Executive's acceptance of a gift of any kind, other than gifts of nominal or inconsequential value, from any source directly or indirectly related to the Executive's employment with the Company, unless prior approval by the Board has been obtained;

     (e) any default of the Executive's obligations unde this Agreement that is not cured within ten (10) days of written notification thereof to the Executive by the Company; or,

     (f) failure of or refusal by the Executive to compl with the policies, rules and regulations of the Company (except to the extent that such policies, rules and regulations expressly conflict with the provisions of this Agreement) that is not cured by the Executive within ten (10) days of written notification thereof to the Executive by the Company.

If the Company terminates this Agreement for cause under this Section 6.1, the Company shall not be obligated to make any further payments under this Agreement, except for the payment of any Base Salary and benefits due and owing pursuant to Section 4.1 at the time of termination and reasonable expenses due and owing pursuant to Section 4.6 at the time of the termination.

VI.2 RESIGNATION BY EXECUTIVE. The Executive shall give the Company not less than 4 weeks notice of the resignation of the Executive's employment hereunder. If the Executive resigns the Executive's employment and terminates this Agreement for any reason, the Company shall have no further obligations or responsibilities hereunder to the Executive, and nothing herein contained shall be construed to limit or restrict in any way the Company's ability to pursue any remedies it may have at law or equity pursuant to the provisions of this Agreement.

VI.3 TERMINATION WITHOUT CAUSE. The Company may terminate this Agreement at any time without cause or upon the Disability of the Executive by providing the Executive with a payment of an amount equal to the greater of:

     o the balance remaining in the three (3) year contractual period, payable monthly under terms of IV.1 or

     o six (6) monthly payments of the Executive's Base Salary, payable monthly under terms of IV.1.

 The payments provided for in this Section 6.3 shall be inclusive of the Executive's entitlement to NOTICE AND SEVERANCE PAY UNDER ANY APPLICABLE EMPLOYMENT STANDARDS ACT.

VI.4 BENEFITS ON TERMINATION: Where this Agreement is terminated in accordance with Section 6.3, the Benefits provided to the Executive pursuant to Section 4.2 shall continue for the amount of months of Base Salary the Executive is entitled

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                                      - 6 -

to following the termination of this Agreement pursuant to this Section 6 or until the Executive commences alternative employment, whichever should first occur.

VI.5 RESULTS OF TERMINATION. Upon termination or resignation of the Executive's employment pursuant to this Section 6, this Agreement and the employment of the Executive shall be wholly terminated with the exception of the clauses specifically contemplated to continue in full force and effect beyond the termination of this Agreement, including those set out in Article V.

ARTICLE VII :         REPRESENTATIONS AND WARRANTIES

VII.1 REPRESENTATIONS AND WARRANTIES. The Executive represents and warrants to the Company that the execution and performance of this Agreement will not result in or constitute a default, breach, or violation, or an event that, with notice or lapse of time or both, would be a default, breach, or violation, of any understanding, agreement or commitment, written or oral, express or implied, to which the Executive is currently a party or by which the Executive or the Executive's property is currently bound. The Company and the Executive shall defend, indemnify and hold each other harmless from any liability, expense or claim (including solicitor's fees incurred in respect thereof) by any person in any way arising out of, relating to, or in connection with any incorrectness of breach of the representations and warranties in this Section 7.1 except in respect of any non-solicitation obligations by which the Executive is bound. The Company and Executive acknowledge that a breach of this Article by the Executive will allow the Company to terminate the Executive's employment for cause.

ARTICLE VIII :       MISCELLANEOUS COVENANTS

VIII.1 RIGHTS AND WAIVERS. All rights and remedies of the parties are separate and cumulative, and none of them, whether exercised or not, shall be deemed to be to the exclusion of any other rights or remedies or shall be deemed to limit or prejudice any other legal or equitable rights or remedies which either of the parties may have.

VIII.2 WAIVER. Any purported waiver of any default, breach or non-compliance under this Agreement is not effective unless in writing and signed by the party to be bound by the waiver. No waiver shall be inferred from or implied by any failure to act or delay in acting by a party in respect of any default, breach or non-observance or by anything done or omitted to be done by the other party. The waiver by a party of any default, breach or non-compliance under this Agreement shall not operate as a waiver of that party's rights under this Agreement in respect of any continuing or subsequent default, breach or non-observance (whether of the same or any other nature).

VIII.3 SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the prohibition or unenforceability and shall be severed from the balance of this Agreement, all without affecting the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

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VIII.4                     NOTICES.

     (1) Any notice, certificate, consent, determination or other communication required or permitted to be given or made under this Agreement shall be in writing and shall be effectively given and made if (i) delivered personally, (ii) sent by prepaid same day courier service, or (iii) sent prepaid by fax or other similar means of electronic communication, in each case to the applicable address set out below:

          (a)   if to the Company, to:

Reink Corp.

21031 Powerline Rd., Suite311, Boca Raton, Florida  33433

ATTENTION:  PRESIDENT AND CHIEF EXECUTIVE OFFICER

Fax:     561-883-3053



          (b)   if to the Executive, to:

Need Address

ATTENTION:  ROBERT SINATRA - PERSONAL & CONFIDENTIAL

Fax:

     (2) Any such communication so given or made shall b deemed to have been given or made and to have been received on the day of delivery if delivered personally or by courier service, or on the day of faxing or sending by other means of recorded electronic communication, provided that the day in either event is a Business Day and the communication is so delivered, faxed or sent prior to 4:30 p.m. on that day. Otherwise, the communication shall be deemed to have been given and made and to have been received on the next following Business Day. Any such communication given or made in any other manner shall be deemed to have been given or made and to have been received only upon actual receipt.

    (3)   Any party may from time to time change its address  under this Section
          8.4 by notice to the other party given in the manner provided by this Section.

VIII.5 TIME OF ESSENCE. Time shall be of the essence of this Agreement in all respects.

VIII.6 SUCCESSORS AND ASSIGNS. This Agreement shall enure to the benefit of, and be binding on, the parties and their respective heirs, administrators, executors, successors and permitted assigns. The Company shall have the right to assign this Agreement to any successor (whether direct or indirect, by purchase,

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                                      - 8 -

amalgamation, arrangement, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company provided only that the Company must first require the successor to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. The Executive by the Executive's signature hereto expressly consents to such assignment. The Executive shall not assign or transfer, whether absolutely, by way of security or otherwise, all or any part of the Executive's rights or obligations under this Agreement without the prior consent of the Company, which may be arbitrarily withheld.

VIII.7 AMENDMENT. No amendment of this Agreement will be effective unless made in writing and signed by the parties.

VIII.8 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter of this Agreement and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written. There are no conditions, warranties, representations or other agreements between the parties in connection with the subject matter of this Agreement (whether oral or written, express or implied, statutory or otherwise) except as specifically set out in this Agreement.

VIII.9 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey and the laws of the United States applicable in that State and shall be treated, in all respects, as a New Jersey contract.

VIII.10 HEADINGS. The division of this Agreement into Sections and the insertion of headings are for convenience or reference only and shall not affect the construction or interpretation of this Agreement.

ARTICLE IX :          SATISFACTION OF ALL CLAIMS

IX.1 FULL SATISFACTION. The terms set out in this Agreement, provided that such terms are satisfied by the Company and the Executive, are in lieu of (and not in addition to) and in full satisfaction of any and all other claims or entitlements which the Company and the Executive have or may have upon the termination of the Executive's employment pursuant to Section 6 and the compliance by the Company and the Executive with these terms will affect a full and complete release of the Company, their parent and their respective affiliates, associates, subsidiaries and related companies and the Executive, from any and all claims which both parties may have for whatever reason or cause in connection with the Executive's employment and the termination of it, other than those obligations specifically set out in this Agreement. In agreeing to the terms set out in this Agreement, the Executive agrees to execute a formal release document to that effect and will deliver upon request appropriate resignations from all offices and positions with the Company and its parent and their respective affiliated, associated subsidiary or affiliated companies if, as and when requested by the Company upon termination of the Executive's employment within the circumstances contemplated by this Agreement.

ARTICLE X :           EXECUTIVE ACKNOWLEDGEMENT

X.1               ACKNOWLEDGEMENT.

                        The Executive acknowledges that:

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                                                                           - 9 -


     (a) the Executive has had sufficient time to review this Agreement thoroughly;

     (b) the Executive has read and understands the term of this Agreement and the obligations hereunder;

     (c)  the  Executive  has been given an  opportunity  to obtain  independent
          legal  advice  concerning  the   interpretation  and  effect  of  this
          Agreement; and,

     (d) the Executive has received a fully executed counterpart copy of this Agreement.

    IN WITNESS WHEREOF the parties have executed
                  counterpart copies of this Agreement.



------------------------------------------   -----------------------------------
WITNESS                                      LL



                                             LL

                                             Per:
                                             -----------------------------------
                                                 NAME:
                                                 TITLE:







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                                  SCHEDULE "A"

                                   DEFINITIONS

"Agreement" means this agreement and all amendments made hereto by written agreement between the Company and the Executive.

"Business Day" means a day other than Saturday, Sunday or statutory holiday in the United States.

"Disability" means a physical or mental incapacity of the Executive that has prevented the Executive from performing the duties customarily assigned to the Executive for one hundred and eight (180) days, whether or not consecutive, out of any twelve (12) consecutive months and that in the opinion of the Board is likely to continue.

                                    Page 1 of 1